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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2000
                                 ---------------
                                  RED HAT, INC.
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               (Exact Name of Registrant as Specified in Charter)

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

         DELAWARE                            000-26281                  06-1364380
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         (State or Other Jurisdiction       (Commission               (I.R.S. Employer
          of Incorporation)                  File Number)             Identification No.)
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         2600 MERIDIAN PARKWAY
         DURHAM, NORTH CAROLINA                                        27713
         -----------------------------------------                     -------
         (Address of Principal                                        (Zip Code)
          Executive Offices)

         Registrant's telephone number, including area code: 919-547-0012
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Item 2.    Acquisition or Disposition of Assets

         On July 27, 2000, Red Hat, Inc. ("Red Hat") completed its acquisition of WireSpeed Communications Corporation, a privately held Alabama corporation ("WireSpeed"). The transaction was consummated pursuant to a Stock Purchase Agreement, dated as of June 13, 2000 and amended as of July 27, 2000 (the "Purchase Agreement"), by and among Red Hat, WireSpeed, the shareholders of WireSpeed, and Andrew Bailey, as securityholder agent. In the transaction, a wholly-owned, third tier subsidiary of Red Hat acquired all of the issued and outstanding shares of WireSpeed capital stock and Red Hat assumed all outstanding options to purchase WireSpeed capital stock.

         Pursuant to the Purchase Agreement, Red Hat acquired WireSpeed for: (i) base consideration comprised of (A) 1,531,232 shares of Red Hat common stock, and (B) $10,000 in cash, and (ii) additional consideration, contingent upon the achievement by WireSpeed of certain financial performance goals through February 28, 2002, payable in shares of Red Hat common stock having a market value at the time of payment of up to $49.5 million.

         The acquisition of WireSpeed was structured as a taxable transaction for the shareholders of WireSpeed, with the parties making applicable elections under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended. Red Hat will account for the transaction under the purchase method of accounting.

         The terms of the transaction are more fully described in the Stock Purchase Agreement and the amendment thereto filed as Exhibits 2.1 and 2.2 to this report and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         The following historical financial statements of WireSpeed, together with the report thereon signed by PricewaterhouseCoopers LLP, will be filed by an amendment to this report on or before October 9, 2000:

         1.       Balance Sheet at December 31, 1999;

         2.       Statement of Operations for the year ended December 31, 1999;

         3. Statements of Changes in Stockholders Deficit for the year ended December 31, 1999;

         4. Statement of Cash Flows for the for the year ended December 31, 1999; and

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         5.       Notes to Financial Statements.

(b)      Pro Forma Financial Information

         The pro forma balance sheet of Red Hat as of February 29, 2000 and May 31, 2000, and the related pro forma statements of operations for the fiscal year ended February 29, 2000 and the three month period ended May 31, 2000 which will reflect the acquisition of WireSpeed as if it had occurred on March 1, 1999 and March 1, 2000 respectively, will be filed by an amendment to this report on or before October 9, 2000.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         2.1 Stock Purchase Agreement, dated June 13, 2000, by and among Red Hat, WireSpeed, the stockholders of WireSpeed and Andrew Bailey, as Securityholder Agent

         2.2 Amendment to Stock Purchase Agreement, dated July 27, 2000, by and among Red Hat, WireSpeed, the stockholders of WireSpeed and Andrew Bailey, as Securityholder Agent


         99.1              WireSpeed Historical Financial Statements*

         99.2              Pro Forma Financial Statements*

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         * To be filed by amendment.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   RED HAT, INC.

                                                   By:  /s/ Mark H. Webbink
                                                        -------------------
                                                        Mark H. Webbink
                                                        General Counsel

Dated:  August 11, 2000



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